NAVIENT

2019 4th Quarter Investor Deck

February 21, 2020

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of December 31, 2019 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on Form 10-K for the year ended December 31, 2018 (the "2018 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2019 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2018 Form 10-K. This presentation contains "forward-looking statements", within the meaning of the federal securities laws, about our business, and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:
- increases in financing costs;
- the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).

The company could also be affected by, among other things:
- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2018 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Tangible Net Asset Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's fourth-quarter earnings release and pages 47 - 49 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT®

- Navient is a leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - Industry leading education loan manager supporting the economic success of our customers
  - Offering products that are focused on helping consumers finance their education loans with exceptional interest rates
  - Providing revenue cycle management and business processing services to federal, state and municipal clients, public authorities and healthcare organizations

Operating Results
"Core Earnings[1]" Basis

Selected Financial Information and Ratios

(In millions, except per share amounts)	Q4 19	Q4 18	2019	2018
GAAP diluted EPS	$0.78	$0.28	$2.56	$1.49
Adjusted Core Earnings EPS [2]	$0.67	$0.58	$2.64	$2.09
Restructuring and regulatory-related expenses	$0.02	($0.03)	($0.04)	($0.13)
Reported Core Earnings EPS [1]	$0.69	$0.55	$2.60	$1.96
Average common stock equivalent	221	256	233	264
Ending total education loans, net	$86,820	$94,498	$86,820	$94,498
Average total education loans	$88,266	$96,380	$90,783	$100,252

[1] Item is a non-GAAP financial measure. See note 1 on slide 47.
[2] Adjusted diluted Core Earnings per share excludes: $(7) million and $12 million of net restructuring and regulatory-related expenses in fourth-quarters 2019 and 2018, respectively, and $12 million and $42 million in full years 2019 and 2018, respectively.

Well Positioned to Continue on Our Successful Financial Performance

	Key Company & Business Segment Metrics		
	2019 Original[2] Targets	2019 Actual	2020 Targets
Core Earnings Return on Equity[3]	Mid Teens	19% ✓	High Teens to Low Twenties
Core Earnings Efficiency Ratio[4]	~50%	49% ✓	~50%
Tangible Net Asset Ratio[5]	1.23x – 1.25x	1.30x ✓	N/A
Adjusted Tangible Equity Ratio[6]	N/A	7.6%	Above 6.0%
Net Interest Margin – Federal Education Loan Segment	Low to Mid 80's	0.83% ✓	Low to Mid 80's
Charge-off Rate – Federal Education Loan Segment	0.08% - 0.10%	0.07% ✓	0.06% - 0.08%
Net Interest Margin – Consumer Lending Segment	3.10% - 3.20%	3.30% ✓	3.00% - 3.10%
Charge-off Rate – Consumer Lending Segment	1.6% - 1.8%	1.7% ✓	1.5% - 1.7%
EBITDA Margin – Business Processing Segment[7]	High Teens	19% ✓	High Teens

[1] Item is a non-GAAP financial measure. See note 1 on slide 47.
[2] Key Company & Business Segment Metrics were first provided on January 23, 2019.
[3] Item is a non-GAAP financial measure. See note 2 on slide 47.
[4] Item is a non-GAAP financial measure. See note 3 on slide 47.
[5] Item is a non-GAAP financial measure. See note 4 on slide 48.
[6] Item is a non-GAAP financial measure. See note 6 on slide 48.
[7] Item is a non-GAAP financial measure. See note 5 on slide 48.

Federal Education Loans Segment
"Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q4 19	Q4 18	2019	2018
Segment net interest margin	0.87%	0.86%	0.83%	0.83%
FFELP Loans:				
Provision for loan losses	$8	$10	$30	$70
Charge-offs	$9	$13	$42	$54
Charge-off rate	0.06%	0.09%	0.07%	0.09%
Greater than 30-days delinquency rate	11.7%	10.2%	11.7%	10.2%
Greater than 90-days delinquency rate	5.8%	5.3%	5.8%	5.3%
Forbearance rate	12.2%	12.3%	12.2%	12.3%
Average FFELP Loans	$65,642	$73,425	$68,271	$76,971
Operating Expense	$89	$89	$359	$298
Net Income	$136	$147	$525	$580
Number of accounts serviced for ED (in millions)	5.6	5.9	5.6	5.9
Total federal loans serviced (in billions)	$287	$292	$287	$292
Contingent collections receivables inventory - education loans (billions)	$19.0	$28.3	$19.0	$28.3

Consumer Lending Segment
"Core Earnings Basis"

Selected Financial Information and Ratios

($ In millions)	Q4 19	Q4 18	2019	2018
Segment net interest margin	3.31%	3.18%	3.30%	3.24%
Private Education Loans (including Refinance Loans):				
Provision for loan losses	$42	$75	$228	$300
Charge-offs [1]	$97	$102	$364	$371
Annualized charge-off rate [1]	1.7%	1.8%	1.7%	1.7%
Greater than 30-days delinquency rate	4.6%	5.9%	4.6%	5.9%
Greater than 90-days delinquency rate	2.0%	2.8%	2.0%	2.8%
Forbearance rate	2.7%	3.0%	2.7%	3.0%
Average Private Education Loans	$22,624	$22,955	$22,512	$23,281
Operating Expense	$40	$36	$156	$169
Net Income	$89	$66	$316	$252

[1] Full year 2019 and full year 2018 exclude the $21 million and $32 million of charge-offs on the receivable for partially charged-off loans that occurred as a result of changing the charge-off rate from 80.5% to 81% in 3Q 2019 and from changing the charge-off rate from 79% to 80.5% in 3Q 2018, respectively.

Originating Education Loans is an Attractive Opportunity

Sizable Market With Attractive Yields [1]

Estimated Total Market Annual Originations and Yields
($'s in billions)



$11
$13
$16
~7%
~8%
~5%
Estimated 2019 Originations
Estimated Average Yields
Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans

Estimated Outstanding Education Loan Market [2]

$1.6 Trillion as of FFYE 9/30/2019
($'s in billions)



Federal Loans (excl. Grad PLUS), $1,406
Grad PLUS, $75
Private Education Loans, $125

- Estimated average yields since 2015 for newly originated Grad PLUS loans and in-school Private Education Loans have ranged from 6% to 10%

Leveraging Our Existing Infrastructure to Generate Value

- Private Education Refinance Loans:
  - Targeting low to mid teens ROE at scale
  - Life of loan loss expectation of 1.5% [3]
  - Weighted average life of ~3.5 years

- In-School Private Education Loans:
  - Targeting mid to high teens ROE at scale
  - Life of loan loss expectations of 6% [3]
  - Weighted average life of ~8 years

[1] Source: Navient estimates for total originations based on "Baum, Sandy, Jennifer Ma, Matea Pender, and CJ Libassi (2018), Trends in Student Aid 2018, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third party company filings.

[2] Source: Navient estimates for total outstanding Federal Loans based on FSA Data Center, Portfolio Summary, 9/30/2019; Navient estimates for total outstanding Private Education Loans based on "The MeasureOne Private Student Loan Report" December, 2019.

[3] Life of loan loss expectations are on a gross basis.

Typical Private Education Refi Borrower Profile

We serve technology first, financially responsible, digital native young professionals

Typical Borrower

	Weighted Average
Borrower Age	32
Months since Graduation	71
Education	65% advanced degrees
FICO	762
Income	$133,693
Monthly Real Free Cash Flow [1]	$3,737
Original Loan Amount	$71,851

More Accurate Assessment

Underwriters assess loan applications down to the transaction-level where available



Loan and Personal Details
Educational History
Credit Profile
Financial Health

[1] Earnest Real Free Cash Flow calculation is derived from Tax Adjusted Monthly Income less Actual Observed Expenses.

Note: Figures based on statistical pool of active loans on or before December 31, 2019. Calculated at or near origination. Under the terms of the Department of Education contract, we do not use ED data for any marketing or commercial purpose.

Consumer Loan Segment Credit Detail

Credit Metrics

TDR Loans ($ in millions)	2019	2018	2017
Total delinquencies	$885	$1,135	$1,045
Total delinquency rate as a % of loans in repayment	10.5%	12.6%	11.1%
Loans delinquent greater than 90 days	$398	$556	$487
Greater than 90 days delinquency rate	4.7%	6.2%	5.2%
Forbearance	$479	$518	$681
Forbearance rate	5.4%	5.4%	6.8%
Charge-off rate as a % of loans in repayment	3.8%	3.6%	4.3%

Non-TDR Loans ($ in millions)	2019	2018	2017
Total delinquencies	$121	$161	$289
Total delinquency rate as a % of loans in repayment	0.9%	1.2%	2.1%
Loans delinquent greater than 90 days	$41	$58	$110
Greater than 90 days delinquency rate	0.3%	0.4%	0.8%
Forbearance	$125	$158	$214
Forbearance rate	0.9%	1.2%	1.6%
Charge-off rate as a % of loans in repayment	0.4%	0.6%	0.5%

Allowance for Loan Loss

	December 31, 2019		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 107	$ 14,052	0.8%
TDR Loans	941	9,270	10.2%
Total before RPCO	1,048	23,322	4.5%
RPCO		588	0.0%
Total	$ 1,048	$ 23,910	4.4%

	December 31, 2018		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 101	$ 13,562	0.7%
TDR Loans	1,100	9,969	11.0%
Total before RPCO	1,201	23,531	5.1%
RPCO		674	0.0%
Total	$ 1,201	$ 24,205	5.0%

[1] Purchased Credit Impaired Loans' losses are not provided for by the allowance for loan losses in the above table as these loans are separately reserved for, if needed. Related to the Purchased Non-Credit Impaired Loans acquired at a discount, no allowance for loan losses has been established for these loans as of December 31, 2019.

Business Processing Segment "Core Earnings" Basis

Selected Financial Information and Ratios

($ In millions)	Q419	Q4 18	2019	2018
Government Services	$34	$41	$154	$174
Healthcare RCM Services	$25	$25	$104	$93
Total Business Processing Revenue	**$59**	**$66**	**$258**	**$267**
Operating Expenses	$49	$57	$215	$229
EBITDA [1]	$11	$10	$49	$44
EBITDA Margin [1]	18%	15%	19%	17%
Net Income	**$8**	**$7**	**$33**	**$30**
Contingent collections receivables inventory (billions)	$14.9	$14.4	$14.9	$14.4

Full Year and 4th Quarter Highlights

Business Processing

- **Q4 19** EBITDA Margin [1]: 18%

- Full year EBITDA [1] increased 11% to $49 million
- Improving margins delivered through disciplined expense management
- Contingent collections receivables inventory increased to $14.9 billion
- Won and implemented multiple engagements across healthcare RCM and government services

[1] Item is a non-GAAP financial measure. See note 5 on slide 48.

Focused on Improving Margin and Organic Business Processing Growth

Well Positioned for Long-Term Growth

- Providing business processing services for over 500 clients in Government and Healthcare Services
  - Integrated technology solutions and superior data-driven approach allows governments to achieve processing efficiencies
  - Full service provider of end-to-end revenue cycle solutions to U.S. based hospitals and healthcare systems
- Leveraging existing infrastructure and more than 45 years of data, analytics and processing experience to deliver best-in-class performance and compliance

Growing Fee Revenues at Attractive Margins



Total Business Processing EBITDA [1]
($ in millions)
$28
$44
$49
2017
2018
2019

	2017	2018	2019
EBITDA Margin [1]	13%	17%	19%

[1] Item is a non-GAAP financial measure. See note 5 on slide 48.

Higher Education Industry

At $1.5 trillion in student loans, the federal government is the largest non-mortgage consumer lender

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 18-19, ED disbursed $93B in student loans, a decline from peak of $122B in AY 10-11.
- The number of federal borrowers is up by 52% since 2007.

Total student loan originations, by type



110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 92% of the $1.6 trillion outstanding in student loans.

Ownership distribution of student loans



FFELP guarantors 2%
Private 8%
FFELP owned privately 9%
Perkins 0.5%
Dept of Education loan 81%
92% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 9/30/19 from FSA Data Center and Federal Reserve, Consumer Credit-G.19, Nov. 2019, originations from College Board, "Trends in Student Aid 2019"

In its role as a student loan servicer, Navient helps borrowers successfully repay their loans

Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

There are solutions to many of the challenges faced by borrowers

5 recommendations to improve student loan program success:

1 Provide more front-end resources to improve decision making.

Students and their families need tools to understand how much they'll need to borrow to earn the degree—not simply the current semester—and to assess the likely economic benefits of a chosen field. This kind of information will help students and parents make a more informed assessment about what they can afford.

2 Improve the college completion rate

Just 6 out of 10 bachelor's degree students graduate in six years. Borrowers who struggle the most are often non-completers with low levels of debt. Schools should have some skin in the game when students do not complete and are unable to repay. Many colleges are experimenting with novel approaches to improve graduation rates and should be encouraged and rewarded.

3 Simplify repayment.

Currently, the government offers 16 repayment plans, 9 forgiveness programs, and 33 deferment and forbearance options—each with its own nuances, payment schedules, qualifications, and complex enrollment criteria. They should be and can be simplified. For example, collapsing the multiple income-driven repayment options into one plan with the most appropriate borrower-friendly terms would be a good start.

4 Help borrowers pay off early.

In the rush to help student borrowers, too many have trumpeted lower payments over longer periods as the universal solution despite the higher interest costs many borrowers will pay. We need programs that help struggling borrowers through short-term and long-term challenges, but anyone enrolling should understand the trade-offs to be able to make the right choice for their financial circumstances.

5 Encourage borrowers to engage with their loan servicers.

Default is avoidable, but borrower contact is key. As a servicer, we've found that nine times out of 10, when we reach struggling federal loan borrowers we are able to help them avoid default by getting them into a repayment plan that works for them. Contact works; let's encourage it.

navient.com/views

Navient's default prevention expertise has been a key factor in the decline of the national default rate

- The cohort default rate (CDR) measures the % of borrowers who defaulted on a student loan within three years of entering repayment
- In 2019, the Department of Education announced the 2016 CDR was 10.1%, a decrease from 2017 (10.8%)
- The CDR for Navient-serviced customers was 6.8%, 37% lower than the national rate excluding Navient-serviced borrowers
- Our outreach to borrowers is key. Nine times out of 10, if we can reach a struggling borrower, we can help him or her avoid default



2016 three-year cohort default rate
10.1%
Navient's CDR is 37% lower than all others
6.8%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/25/19; Navient data
The 2016 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2015, and Sept. 30, 2016, and who defaulted in a three-year window by fall of 2018. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's marketshare from the overall national cohort default rate; the resulting CDR for non-Navient serviced borrowers is 10.9%.

The borrowers who struggle most are often non-completers with less than $10,000 in debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
%
25
20
15
10
5
0
Completed Degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-Year Default Rate by loan size and Repayment Cohort (parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
%
25
20
15
10
5
0
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

In 1990, there were two repayment plans, and the most complex area was deferment

Forbearance

Discretionary Forbearance

- Hardship Forbearance



Forbearance
Deferments
1990
Forgiveness
(Not Available)
Repayment
Plans

Deferment

1. School Full-Time
2. School Half-Time
3. Graduate Fellowship
4. Unemployment Deferment – 2 years
5. Rehabilitation Training Program
6. Teacher Shortage
7. Internship/Residency Training
8. Temporary Total Disability
9. Armed Forces or Public Health Services
10. National Oceanic and Atmospheric Administration Corps
11. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer
12. Parental Leave
13. Mother Entering/Re-entering Work Force

Repayment Plans

1. Standard
2. Graduated

Today's repayment options are numerous and complex

Forbearance

Discretionary Forbearance
- Hardship Forbearance

Mandatory Forbearance
- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance
- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness
- Borrower Defense to Repayment


Forbearance
Deferments
2019
Forgiveness
Repayment Plans

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)
20. Cancer Treatment Deferment

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

We've piloted solutions to reduce complexity

IDR eSign Enrollment

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature. We have now rolled out the program to assist all eligible past-due borrowers.

The eSign pilot nearly tripled IDR application return rates



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

55% return the application within a single day.

71% of applications completed within 10 days.

PRO Plan

Navient created a personalized report to help new-to-repayment borrowers to compare their options.



NAVIENT
Department of Education Loan Servicing
Your Personalized Repayment Options (PRO) Plan is now available
You're about to begin repaying your loans - do you know what option is right for you?
Did you know that you may qualify for a $0 monthly payment or be eligible to pursue future debt forgiveness?
Your PRO Plan is a simple guide to understanding your repayment options once you start paying your loans
Create an account or Log into your Navient inbox today to check out the PRO Plan that we've created just for you, including custom cost estimates.
On the site, you also can calculate your potential costs under other available plans.
TIP: You'll be receiving your first statement shortly. Log in to your account at Navient.com to ensure your contact information is correct and to sign up for e-delivery, the fastest and easiest way to get all your important student loan information.
View your PRO Plan today

Navient delivers strong performance for borrowers

Navient-serviced borrowers are 37% less likely to default



10.1%
6.8%
Default rate (%)
Navient's CDR is **37%** lower than all others
All borrowers
Navient-serviced borrowers

Forbearance usage is in-line with other servicers

Borrowers in forbearance as a % of repayment*



Borrowers in forbearance (%)
20
15
10
5
0
03/14
06/14
09/14
12/14
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19
PHEAA
Great Lakes
Navient
Nelnet

Note: Increase in forbearance usage in Sept 17 due to disaster relief in Puerto Rico, Florida, and Texas.

Navient's IDR enrollment leads comparable servicers



PHEAA
Great Lakes/ Nelnet
Navient
NFP
Borrowers in IDR (%)
** Excludes PSLF
30
25
20
15
10
5
0
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19

Data-driven programs help make contact



9 times out of 10
...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.
E-Mail
Phone Call
Mail
Video
Text Message
90%
of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources*: FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment. "Official Cohort Default Rates for Schools," Federal Student Aid, 09/24/2019; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of June 2019, accessed 10/24/2019. **Excludes borrowers enrolled in Public Service Loan Forgiveness which are placed with one servicer. Nelnet services direct student loans under two brands, Nelnet & Great Lakes

*:Including all types of forbearance, including forbearance necessary for IDR enrollment

Funding & Liquidity

Q4 2019 Capital Management

Capital Return

- ✓ Repurchased 5.8 million common shares for $77 million in the quarter
  - Repurchased 34.5 million shares in 2019, a 13% reduction in shares outstanding
  - Since inception [1], returned $3.2 billion through share repurchases
- ✓ Paid $34 million in dividends to shareholders
  - Since inception [1], returned $1.1 billion through dividends

Financing

- ✓ Issued FFELP ABS transaction for $497 million, with a weighted average life of 4.7 years
- ✓ Issued 2 Private Education Loan ABS transactions for $1.2 billion, with a blended weighted average life of 3.5 years
- ✓ Optimized secured facilities, with $1.3 billion of available capacity
- ✓ Completed make-whole call of $1 billion of unsecured debt
  - Reduced unsecured debt outstanding by $2.0 billion since the year-ago quarter

Impact of CECL

- ✓ Estimated incremental pre-tax allowance of approximately $800 million

[1] Inception is the period from May 1, 2014 through December 31, 2019.
[2] Item is a non-GAAP financial measure. See note 4 on slide 48.

FFELP ABS Transactions

	NAVSL 2019-4					NAVSL 2019-3				
Pricing Date: **Settlement Date:**	October 16, 2019 October 25, 2019					September 17, 2019 September 26, 2019				
Issuance Amount:	$497M					$749M				
Collateral:	U.S. Government Guaranteed FFELP Consolidation, FFELP Non-Consolidation Loans, and HEAL Loans					U.S. Government Guaranteed FFELP Consolidation and FFELP Non-Consolidation Loans				
Prepayment Speed [1]:	4% CPR Consolidation / 6% CPR Non-Consolidation 8% CPR Rehabilitation / 6% CPR HEAL					4% CPR Consolidation / 6% CPR Non-Consolidation / 8% CPR Rehabilitation				
Tranching:	**Class**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**	**Class**	**Ratings (M/S/D) [2]**	**Amt. ($M)**	**WAL**	**Pricing [3]**
	A-1	Aaa / AAA / AAA	$131	1.00	1ML + 0.28%	A	Aaa / AA+ / AAA	$739	4.95	1ML + 0.83%
	A-2	Aaa / AA+ / AAA	$359	5.93	1ML + 0.81%	B	Aaa / AA / AAA	$11	10.33	1ML + 1.55%
	B	Aaa / AA / AAA	$7	9.83	1ML + 1.60%					

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by Moody's (M), S&P (S), and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Private Education Loan ABS Transactions

	NAVSL 2020-B					NAVSL 2020-A				
Pricing Date: **Settlement Date:**	February 10, 2020 February 20, 2020					January 21, 2020 January 30, 2020				
Issuance Amount:	$712M					$620M				
Collateral:	Private Education Refi Loans					Private Education Legacy Loans				
Prepayment Speed [1]:	15% CPR					8% CPR				
Tranching:	**Class**	**Ratings (S/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**	**Class**	**Ratings (S/D) [2]**	**Amt ($M)**	**WAL**	**Pricing [3]**
	A-1	AAA / AAA	$325	1.00	EDSF + 0.28%	A-1	AAA / AAA	$217	1.00	1ML + 0.35%
	A-2	AAA / AAA	$343	4.59	Swaps + 0.77%	A-2A	AAA / AAA	$200	5.26	Swaps + 0.88%
						A-2B	AAA / AAA	$132	5.26	1ML + 0.90%
	B	NR / AA	$44	7.57	Swaps + 1.35%	B	AA / AA	$71	8.77	Swaps + 1.50%

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by S&P (S) and DBRS (D).
[3] Pricing represents the re-offer yield to expected call.

Long-term Capital Allocation Philosophy

Consistently balance capital adequacy with capital allocation opportunities, including dividends, organic growth, stock repurchases and acquisitions

- ✓ **Execute dynamic capital allocation policy to maintain appropriate leverage that supports our credit ratings and enhances ongoing access to unsecured debt markets**
  - Critical to delivering shareholder value
- ✓ **Maintain dividend**
- ✓ **Invest capital generated from legacy portfolio and operating businesses among the following:**
  - Loan growth (portfolio acquisitions and refi originations); Share repurchases; Investments that exceed our return hurdle
- ✓ **Committed to ensuring excess capital is returned to shareholders**

Optimized Capital Structure

Long-Term Conservative Funding Approach

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - We pursue opportunities to repurchase debt in the open market
  - Well positioned to capitalize on strong new issuance markets
- 82% of our education loan portfolio is funded to term
  - 2019 issuance of $4.1 billion of Private Education Loan ABS compared to $3.0 billion in 2018
- Returned $587 million to shareholders through dividends and share repurchases in 2019

Managing Unsecured Debt Maturities

(par value, $ in billions)



$7.1
$10.4
$5.4
$9.8
$5.4
$8.5
$5.1
$8.9
$4.0
$7.6
$2.4
$7.1
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
Maturities within 5 years
Maturities beyond 5 years

Managing Unsecured Debt Maturities



(par value, $ in billions)
• Issued $700 million of March 2027 Unsecured debt
• Reduced total 2021 maturities by $190 million
$2.1
$1.1
$1.4 $1.4
$1.8 $1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.5 $0.5
$0.0 $0.0
$0.0 $0.0
$1.5
$1.3
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029+
As of December 31, 2018
As of December 31, 2019

Long-term Conservative Funding Approach

- Unsecured debt is a critical part of Navient's capital structure
  - On January 23, 2020, Navient issued $700 million of 7.25 year debt
    - Switched $190 million of debt maturing in 2021
- We continue to proactively manage our unsecured debt issues
  - Repurchased $1.0 billion of senior unsecured debt in the quarter
  - Navient's total unsecured debt has declined $2.0 billion or 17%, since the year-ago quarter

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions

	12/31/19
FFELP Cash Flows	
Secured	
Residual (including O/C)	$4.8
Floor Income	1.4
Servicing	2.1
Total Secured	$8.3
Unencumbered	0.5
Total FFELP Cash Flows	**$8.8**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$6.5
Servicing	0.5
Total Secured	$7.0
Unencumbered	3.4
Total Private Cash Flows	**$10.4**
Combined Cash Flows before Unsecured Debt	**$19.2**
Unsecured Debt (par value)	$9.6

Enhancing Cash Flows

- Generated $2.6 billion of cash flows in 2019
- Paid down unsecured debt of $2.0 billion in 2019
- Returned $0.6 billion to shareholders through share repurchase and dividends in 2019
- Acquired $5.4 billion of student loans in 2019
- $19.2 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$8 billion of overcollateralization[1] (O/C) to be released from residuals
- $3.0 billion of unencumbered student loans
- $0.7 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect
[1] Includes debt related to Private Education Loan asset-backed securitization repurchase facilities totaling $2.3B as of 12/31/2019.

Education Loan Portfolio Generates Meaningful Cash Flows Over the Next Five Years

Projected Annual Private Education Loan Cash Flows


($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.4
$1.2
$1.1
$1.0
$0.9
2020
2021
2022
2023
2024
Cash Flows assuming call option can be exercised at 10%

Projected Annual FFELP Loan Cash Flows


($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.2
$1.2
$1.0
$0.9
$0.8
2020
2021
2022
2023
2024
Cash Flows assuming trusts run to maturity

Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $5.7 billion in cash flows through 2024 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.6 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $5.1 billion in cash flows through 2024 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.3 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

FFELP Cash Flows Highly Predictable

$'s in millions

as of 12/31/2019	2020	2021	2022	2023	2024	2025	2026	2027
Projected FFELP Average Balance	$60,467	$54,062	$47,930	$42,195	$36,797	$31,634	$26,799	$22,287
Projected Excess Spread	$569	$592	$529	$475	$428	$388	$363	$321
Projected Servicing Revenue	$302	$278	$252	$228	$203	$179	$155	$131
Projected Total Revenue	$871	$869	$781	$703	$632	$567	$518	$452

	2028	2029	2030	2031	2032	2033	2034+
Projected FFELP Average Balance	$18,095	$14,182	$10,553	$7,465	$4,953	$3,071	$824
Projected Excess Spread	$284	$255	$203	$157	$141	$87	$36
Projected Servicing Revenue	$107	$84	$62	$43	$28	$16	$28
Projected Total Revenue	$391	$338	$265	$201	$170	$104	$64

- Total Cash Flows from Projected Excess Spread = $4.8 Billion
- Total Cash Flows from Projected Servicing Revenues = $2.1 Billion

Assumptions
No Floor Income, CPR/CDR = 5%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
*Numbers may not add due to rounding

Secured Cash Flow

$ in Millions	2019	2018	2017	2016
FFELP				
Term Securitized				
Servicing (Cash Paid)	$ 253	$ 288	$ 314	$ 342
Net Residual [1] (Excess Distributions)	$ 743	583	643	624
Other Secured FFELP				
Net Cash Flow [2, 3]	227	706	612	503
Total FFELP	$ 1,223	$ 1,577	$ 1,569	$ 1,469
Private Credit				
Term Securitized				
Servicing (Cash Paid)	$ 135	$ 147	$ 163	$ 180
Residual (Excess Distribution)	382	575	419	330
Other Secured Financings				
Net Cash Flow	684	332	160	33
Total Private Credit	$ 1,200	$ 1,054	$ 742	$ 543
Total FFELP and Private Credit	$ 2,423	$ 2,631	$ 2,311	$ 2,013
Average Principal Balances	**2019**	**2018**	**2017**	**2016**
FFELP				
Term FFELP	$ 62,969	$ 69,512	$ 72,768	$ 75,354
Other Secured FFELP	4,141	3,920	7,110	11,135
Total FFELP	$ 67,110	$ 73,432	$ 79,879	$ 86,489
Private Credit				
Term Private Credit	$ 16,795	$ 17,729	$ 19,547	$ 22,357
Other Secured Financings	3,526	3,700	2,406	612
Total Private Credit	$ 20,321	$ 21,429	$ 21,953	$ 22,969
Total FFELP and Private Credit	$ 87,431	$ 94,861	$ 101,832	$ 109,458

Note: Totals may not add due to rounding

[1] Beginning 1Q2017, Net Residual has been revised to include the impact of all floor contracts.

[2] The FHLB Facility matured in 2018.

[3] Beginning 1Q2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

FFELP ABS

FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features	Collateral Characteristics

FFELP ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 12(+) year average lives
- Floating rate securities
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term [4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan.
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
Note: As of July 1, 2011.

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and on occasions with European risk retention
- Navient Solutions, LLC is master servicer

Collateral Characteristics

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

Navient Private Education Loan Programs

	Smart Option	Undergrad/Grad/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation (Legacy)	Private Education Refi	Private Education Origination
Origination Channel	School	School	Direct-to-Consumer	Lender	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	College Graduates & Select Non-Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent	Parent
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment	$15k avg orig bal, 5-15 year term, in-school payments of immediate repayment, interest only, $25 or fully deferred
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	2014 through current	April 2019 through current
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)	FICO, Debt-to-Income, Income, Free Cash Flow (as applicable)
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Maximum $550,000, varies by program	Up to total cost of attendance
Additional Characteristics	▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ▸ Both Title IV and non-Title IV schools [(1)]	▸ Made to students and parents through college financial aid offices to fund 2- year, 4-year and graduate school college tuition, room and board ▸ Signature, Excel, Law, Med and MBA Loan brands ▸ Title IV schools only 1 ▸ Freshmen must have a cosigner with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: - Marketing channel - No school certification - Disbursement of proceeds directly to borrower ▸ Title IV schools only [1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Loans made to students and parents to refinance one or more private education loans ▸ Student must provide proof of graduation in order to obtain loan	▸ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles	▸ Made to students/cosigners with high FICO / high income / positive free cash flow and/or established credit profiles, to fund 4-year and graduate school college tuition, room and board ▸ 9-month grace period after graduation ▸ Title IV and non-profit schools only

[1] Title IV institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Loan Trusts

2018-2020YTD Issuance Program	Navient													
	NAVSL 18-A	NAVSL 18-B	NAVSL 18-C	NAVSL 18-D	NAVSL 18-E	NAVSL 19-A	NAVSL 19-B	NAVSL 19-C	NAVSL 19-D	NAVSL 19-E	NAVSL 19-F	NAVSL 19-G	NAVSL 20-A	NAVSL 20-B
Bond Amount ($mil)	507	521	632	626	688	647	550	610	560	535	714	498	620	712
Initial AAA Enhancement (%)	12%	28%	15%	23%	14%	14%	21%	12%	22%	13%	9%	10%	23%	10%
Initial Enhancement (%)	4%	16%	6%	12%	5%	5%	11%	4%	13%	5%	4%	4%	13%	4%
Loan Program (%)														
Signature/Law/MBA/Med	0%	29%	0%	44%	0%	0%	31%	0%	63%	0%	0%	0%	36%	0%
Smart Option	0%	16%	0%	17%	0%	0%	24%	0%	11%	0%	0%	0%	52%	0%
Consolidation	0%	7%	0%	6%	0%	0%	5%	0%	12%	0%	0%	0%	3%	0%
Private Education Refi	100%	40%	100%	22%	100%	100%	30%	100%	0%	100%	100%	100%	0%	100%
Direct to Consumer	0%	8%	0%	11%	0%	0%	10%	0%	13%	0%	0%	0%	9%	0%
Career Training	0%	*	0%	*	0%	0%	0%	0%	1%	0%	0%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status														
School, Grace, Deferment	0%	3%	0%	5%	0%	1%	6%	*	7%	*	1%	*	10%	*
Repayment	100%	95%	100%	93%	100%	99%	92%	99%	92%	100%	99%	100%	88%	100%
Forbearance	0%	2%	0%	2%	0%	*	2%	*	1%	*	*	*	2%	*
WA Term to Maturity (Mo.)	133	148	138	155	145	151	150	151	163	147	144	143	148	145
WA Months in Repayment (Mo.)	-	47[2]	-	61[2]	-	-	59[2]	-	86	-	-	-	86	-
% Loans with Cosigner	0%	52%	0%	60%	0%	0%	55%	0%	75%	0%	0%	0%	79%	0%
% Loans with No Cosigner	100%	48%	100%	40%	100%	100%	45%	100%	25%	100%	100%	100%	21%	100%
WA FICO at Origination	765	750	764	745	760	756	745	756	734	760	762	765	735	760
WA Recent FICO at Issuance	-	748	-	748	-	-	747	-	744	-	-	-	741	-
WA FICO (Cosigner at Origination)	-	750	-	743	-	-	738	-	744	-	-	-	744	-
WA FICO (Cosigner at Rescored)	-	742	-	754	-	-	746	-	753	-	-	-	749	-
WA FICO (Borrower at Origination)	765	751	764	747	760	756	753	756	705	760	762	765	701	760
WA FICO (Borrower at Rescored)	-	743	-	734	-	-	749	-	716	-	-	-	710	-
WA LIBOR Equivalent Margin[1]	5.21%	5.07%	5.12%	5.45%	5.35%	5.49%	6.30%	5.56%	6.02%	5.46%	5.11%	4.83%	5.18%	4.84%

(1) Assumes Prime / 1 month LIBOR spread of 3.00% for all transactions.

(2) All other loans (non-NaviRefi) have weighted average months in repayment of 85 months for NAVSL 2019-B, 79 months for NAVSL 2018-D and 78 months for NAVSL 2018-B.

** Represents a percentage greater than 0% but less than 0.5%.*

Navient Private Education Legacy Loan Trusts – Prepayment Analysis

- Constant prepayment rates have increased since 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market



Constant Prepayment Rate (CPR)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

Navient Corporation Appendix

Navient Is Focused On Expense Efficiency

Notable Items Impacting Total Expenses Compared to Prior Periods

($ In millions)	Q4 19	Q4 18	2019	2018
Reported Core Earnings Expenses	$237	$256	$990	$997
Year over Year Change in Reported Core Earnings Expenses	(7%)		(1%)	
Restructuring & Reorganization Expenses	$2	$4	$6	$13
Regulatory-Related Expenses	($9)	$8	$6	$29
Adjusted Core Earnings Expenses [1]	$244	$244	$978	$955
Year over Year Change in Adjusted Core Earnings Expenses	0%		2%	
Contingency Reserve Release	-	-	-	($40)
3rd Party Transfer Fee	-	-	-	$9
Transition Services Agreement	$4	$7	$20	$16
Costs Associated with Proxy Contest Matters	$1	-	$13	-
Comparable Core Earnings Total Expenses [1]	$239	$237	$945	$970
Year over Year Change in Comparable Core Earnings Total Expenses	1%		(3%)	

[1] "Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

GAAP Results

(In millions, except per share amounts)	Q4 19	Q4 18	2019	2018
Net income (loss)	$171	$72	$597	$395
Diluted earnings (loss) per common share	$0.78	$0.28	$2.56	$1.49
Operating expenses	$235	$252	$984	$984
Provision for loan losses	$50	$85	$258	$370
Average Education Loans	$88,266	$96,380	$90,783	$100,252

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 49 of this presentation and pages 19 - 23 of Navient's fourth-quarter earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q4 2019 and full year 2019, respectively, is as follows:

$$\text{Q4 2019} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$148^{(1)}}{(\$3{,}430 + \$3{,}301 + \$3{,}240 + 3{,}336) / 4} = 18\%^{(2)}$$

$$\text{FY 2019} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$616^{(1)}}{(\$3{,}430 + \$3{,}301 + \$3{,}240 + 3{,}336) / 4} = 19\%^{(2)}$$

i. For a reconciliation to the full year 2018 Core Earnings Return on Equity, see slide 18 of the full year 2018 earnings presentation, dated January 23, 2019.

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, excluding restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculation for Q4 2019 and full year 2019, respectively, is as follows:

$$\text{Q4 2019} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$244^{(1)}}{\$486 - (\$14)} = 49\%$$

$$\text{FY 2019} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$978^{(1)}}{\$2{,}036 - \$33} = 49\%$$

i. For a reconciliation to the full year 2018 Core Earnings Efficiency Ratio, see slide 18 of the full year 2018 earnings presentation, dated January 23, 2019.

[1] Excludes $(7) million and $12 million of net restructuring and regulatory-related expenses in fourth-quarter 2019 and fourth-quarter 2018, respectively.
[2] Return on Equity has been annualized.

Notes on Non-GAAP Financial Measures

(Dollars in Millions)

4. **Tangible Net Asset Ratio (TNA)** – The Tangible Net Asset Ratio measures the amount of assets available to retire the Company's unsecured debt. Management and Navient's equity investors, credit rating agencies and debt capital investors use this ratio to monitor and make decisions about the appropriate level of unsecured funding. It is measured by dividing Tangible net assets by par unsecured debt. For further detail and reconciliation, see page 23 of Navient's fourth-quarter earnings release

5. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 23 of Navient's fourth-quarter earnings release.

6. **Adjusted Tangible Equity Ratio (ATE)** – The Adjusted Tangible Equity Ratio provides a measure of Navient's tangible equity, relative to its tangible assets, after removing the assets and equity associated with our FFELP loan portfolio. The Adjusted Tangible Equity Ratio is calculated by first calculating Adjusted Tangible Equity, (GAAP Total Equity less Goodwill & Acquired Intangible Assets less Equity held for FFELP Loans), and dividing by Adjusted Tangible Assets (Total Assets less Goodwill & Acquired Intangible Assets less FFELP Loans); Equity Held for FFELP loans is 50 basis points. Management uses this ratio, in addition to other rating agency metrics, for analysis and decision making related to capital allocation decisions. The calculation for 2019 is as follows:

Adjusted Tangible Equity = (Equity - Goodwill & Intangibles) - Equity held for FFELP Loans
Adjusted Tangible Assets = Total Assets - Goodwill & Intangibles - FFELP Loans

Adjusted Tangible Equity = ($3,336 - $757) - (0.005*$64,575) = $2,256
Adjusted Tangible Assets = $94,903 - $757 - $64,575 = $29,571

$$\frac{\text{Adjusted Tangible Equity}}{\text{Adjusted Tangible Assets}} = \frac{\$2,256}{\$29,571} = 7.6\%$$

Differences Between Core Earnings And GAAP

Core Earnings adjustments to GAAP: (Dollars in Millions)	Quarters Ended Dec. 31, 2019	Quarters Ended Dec. 31, 2018	Years Ended 2019	Years Ended 2018
GAAP net income (loss)	$171	$72	$597	$395
Net impact of derivative accounting	(27)	59	(5)	90
Net impact of goodwill and acquired intangible assets	6	8	30	47
Net income tax effect	3	1	(15)	(13)
Total Core Earnings adjustments to GAAP	(18)	68	10	124
Core Earnings net income (loss)	$153	$140	$607	$519

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance
- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
  - Prospectus for public transactions and Rule 144A transactions are available through underwriters
- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

NAVIENT